CERTIFICATION  PURSUANT  TO
                             18  U.S.C.  SECTION  1350,
                             AS  ADOPTED  PURSUANT  TO
                  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


In connection with the Annual Report of New Medium Enterprises, Inc. on Form 10-K for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ethel Schwartz, President & Chief Executive Officer of New Medium Enterprises, Inc. certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of the Securities Act of 1933, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New Medium Enterprises, Inc.




/s/  Ethel  Schwartz
-----------------------
Ethel  Schwartz
Chief  Executive  Officer
September  13,  2004